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                                                                    Exhibit 10.3


                                 ETINUUM, INC.
                2000 AMENDED AND RESTATED STOCK INCENTIVE PLAN


1.   Purpose

     The purpose of the Plan is to provide a means through which Etinuum ("the Company") may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees and consultants.

     So that the appropriate incentive can be provided, the Plan allows for granting Incentive Stock Options, Nonqualified Stock Options, and Stock Grants, or any combination thereof to employees, directors and consultants, and stock grants to directors who are not employees of the Company or a Subsidiary.

2.   Definitions

     (a)  The following definitions shall be applicable throughout the Plan.

     (1)  "Board" means the Board of Directors of the Company.

     (2) "Cause" means the Company or a Subsidiary (as the case may be) having cause to terminate an Optionee's employment or service in accordance with the provisions of any then existing employment, consulting or any other agreement between the Optionee and the Company or a Subsidiary (as the case may be) or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Company or a Subsidiary (as the case may be) that the Optionee (A) has committed an act of personal dishonesty, embezzlement, gross negligence or gross misconduct in the course of employment or service with the Company or a Subsidiary (as the case may be), (B) has ceased to perform his duties to the Company or a Subsidiary (as the case may be)(other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to intentional and extended neglect of his duties, (C) has engaged in or is about to engage in conduct materially injurious to the Company or a Subsidiary (unless when informed that the proposed conduct would be so injurious he immediately ceases and corrects such proposed conduct), or (D) has willfully failed to follow the lawful directions of the Board or a superior officer of the Company or a Subsidiary (as the case may be) ( without the same being corrected upon five (5) days notice); or (ii) the Optionee having pled no contest or guilty to a criminal charge or having been convicted of a crime (other than a minor traffic violation) which could reasonably be expected to have a material adverse impact on the reputation and standing of the Company or a
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Subsidiary in the community or in its business relationships. For purposes of the Plan, the Committee shall determine whether Cause exists. No Option may be exercised during any cure period provided above unless the cure has been accomplished.

     (3) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (4) "Committee" (subject to the third sentence of Section 4) means a committee of at least two members appointed by the Board to administer the Plan, each of whom shall be both a Non-Employee Director and an Outside Director.

     (5) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     (6) "Company" means Etinuum, Inc., a corporation organized under the laws of the State of Delaware.

     (7)  "Disability" means an Optionee's disability within the meaning of
Section 22(e)(3) of the Code.

     (8) "Eligible Person" means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a
                         --------  -------
collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) consultant to the Company or a Subsidiary; or (iii) member of the Board or the board of directors of a Subsidiary.

     (9)  "Exchange Act" means the Securities Exchange Act of 1934.

     (10) "Fair Market Value" on a given date means (i) if the Common Stock is listed on a national securities exchange, the closing sales prices of the Stock reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Common Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System the average between the high and low sales price of the Common Stock on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.
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     (11) "Incentive Stock Option" means an Option granted by the Committee to an Optionee under the Plan which is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

     (12) "Non-Employee Director" means a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act or any successor rule or regulation.

     (13) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

     (14) "Normal Termination" means termination of employment or service with the Company or a Subsidiary:

          (a) Upon retirement from active employment or service with the Company or a Subsidiary (as the case may be) at or after ago 60.

          (b)  On account of Disability;

          (c) By the Company or a Subsidiary (as the case may be) without Cause; or

          (d)  With the specific written consent of the Committee.

     (15) "Option" means the right and option granted hereunder to purchase any one share of Stock from the Company, at the per share Option Price.

     (16) "Optionee" means the holder of an Option.

     (17) "Option Agreement" means the agreement between the Company and an Optionee who has been granted an Option which defines the rights and obligations of the parties with respect to such Option.

     (18) "Option Period" means the period of time set by the Committee after which time an Option will expire.

     (19) "Option Price" means the exercise price set for an Option.

     (20) "Outside Director" means an "outside director" within the meaning of
Section 162(m) of the Code.

     (21) "Plan" means the Company's 2000 Stock Incentive Plan.

     (22) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

     (23) "Subsidiary" means a corporation which is a "subsidiary corporation" of the Company as defined in Section 424 of the Code.

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3.   Effective Date, Duration

     The Plan is effective upon approval of the Plan by the stockholders and Board.

     The expiration date of the Plan, after which no Options may be granted hereunder, shall be February 1, 2010; provided, however, that the administration
                                      --------  -------
of the Plan shall continue in effect until all matters relating to the settlement of Options previously granted have been settled.

4.   Administration

     The Board or the Committee shall administer the Plan. The Company shall take into account that under current law Options will not be exempt from the application of Section 162(m) of the Code unless granted by the Committee serving as a Compensation Committee as provided in Section 162(m)(4)(C) of the Code. All references in the Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of administering the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, and except for varying the terms of options granted to Eligible Non-Employee Directors pursuant to Section 5, the Committee shall have exclusive power to:

          (a)  Select the Eligible Persons to participate in the Plan;

          (b) Determine the nature and extent of the Options to be granted to each Optionee;

          (c) Determine the time or times when Options will be granted to Optionees;

          (d)  Determine the duration of each Option Period;

          (e) Determine the Option Price for each Option and reprice any outstanding Option;

          (f) Determine the vesting schedule, if any, for each Option and accelerate the vesting for any outstanding Option;

          (g)  Determine all conditions to which Options may be subject;

          (h)  Prescribe the form of Option Agreement;

          (i) Make stock grants pursuant to Section 9 to members of the Board who are not employees of the Company or a Subsidiary, determine the amount and terms of such grants, and modify such terms;

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          (j)  Provide for the transferability of Nonqualified Stock Options,
(but not Incentive Stock Options except as provided in Section 7(d)(2));

          (k) Cause records to be established in which there shall be entered, from time to time as Options are granted to Optionees, the date of each Option grant, the number of Incentive Stock Options or Nonqualified Stock Options granted by the Committee to each Optionee, the expiration date and the duration of each Option Period and the number of shares of Stock underlying each Option;

          (l) At any time prior to, after, or in connection with, any termination of employment or service of an Optionee with the Company or its Subsidiaries, provide for a longer post-termination exercise or survival period with respect to any Option (not to exceed three years) or modify any forfeiture provisions with respect to any Option; except to the extent that the ability to so modify an Option shall cause an Option intended to qualify as "performance-based" under Section 162(m) of the Code to not so qualify; and

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Options granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

          (m) Create additional committees composed of one or more Board members with the limited authority to grant Options in specified limited amounts to Eligible Persons who are not subject to Section 16(b) of the Exchange Act or its successor, not subject to Section 162(m) of the Code, or directors of the Company or a Subsidiary. Any act of such additional committee shall be acts of the Committee for purposes of this Plan.

5.   Grant of Options; Shares Subject to the Plan

     (a) The Committee may, from time to time, grant one or more Options to any one or more Eligible Persons; provided, however, that:
                              --------  -------

          (1) Subject to Section 11, the aggregate number of shares of Stock made subject to all awards (including Options and grants of Stock) may not exceed Two Million Seven Hundred Fifty Thousand (2,750,000);

          (2) In the event any unexercised Option shall be surrendered, terminate, expire, or be forfeited, the share of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Options under the Plan;

          (3) Stock delivered by the Company in settlement of Options under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

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          (4)  No Eligible Person may receive Options under the Plan with respect to more than Seven Hundred Fifty Thousand (750,000) shares of Stock in any one year; and

          (5) The Committee may, in its sole discretion, require an Optionee to pay consideration for an Option in an amount and in a manner as the Committee deems appropriate.

     (b) Options will be granted to Board directors: Each existing and new Non-Employee Director will receive an initial option to purchase Ten Thousand (10,000) shares at the time of his or her appointment to the position of director (the "Initial Grant") and each Non-Employee Director will receive annual option grants of Five Thousand (5,000) shares on the day after the regular annual stockholders' meeting if the director has served continuously as a member of the Board since the prior annual meeting (the "Annual Grant"). The Committee will have no discretion to select which Non-Employee Directors will be granted options or to determine the number of option shares, price, vesting schedule or any other term of the options granted to Non-Employee Directors. All options granted to Non-Employee Directors will be non-qualified stock options and will have a term of ten years. The options will terminate one year after the Non-Employee Director ceases to provide services to the Company either as a director or consultant. The exercise price of the Initial Grant and the Annual Grant must equal the fair market value of the common stock on the date of grant.

6.   Fractional Shares

     No fractional shares will be issued upon exercise of any Option and any fractional shares will be rounded down to the nearest whole share.

7.   Option Terms

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no
                                                   --------  -------
Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Option Agreement.

     (a)  Option price.  The Option Price per share of Stock for each Option
          ------------
shall be set by the Committee at the time of grant, but, in the case of an Incentive Stock Option or a Nonqualified Stock Option to a Non-Employee Director, shall not be less than the Fair Market Value of a share of Stock at the date of grant, or in the case of a Nonqualified Stock Option, eighty-five percent (85%) of the Fair Market Value on the date of grant.

     (b)  Manner of exercise and form of payment.  Options which have become
          --------------------------------------
exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash or by certified check or, in the discretion of the Committee,
(i) in shares of Stock, valued at the Fair Market Value at the time the Option is exercised, in sufficient amount to cover the aggregate exercise price (provided that such Stock must have been held by the Optionee for at least six months prior to exercise of the Option), (ii) by withholding shares of Stock, valued at the Fair Market Value at the time the Option is exercised, otherwise deliverable upon exercise of the Options, in sufficient amount to cover the aggregate exercise price; (iii) in other property having a fair market value on the date of exercise equal to the Option Price; (iv) by delivering to the Committee a copy of irrevocable instructions to a stockbroker acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate exercise price; or (v) by delivery of a promissory note if in accordance with applicable state and federal law.

     (c)  Option Period and Vesting.  Options shall vest and become exercisable
          -------------------------
in such manner and on such date or dates as shall be determined by the Committee, except that the number of option shares, the option price, vesting schedules and other terms of Options granted to Non-Employee Directors as described in Section 5 (b) above shall be determined as provided therein. The Committee shall also establish an Option Period which shall not exceed ten years. If an Option is exercisable in installments, exercise of one installment shall not affect the Optionee's ability to exercise unexercised installments in accordance with the terms of the Plan and the applicable Option Agreement. Unless otherwise stated in the applicable Option Agreement, the Option shall expire upon an Optionee's termination of employment or service with the Company or a Subsidiary at such times as are set forth in Section 8.

     Each Initial Grant to a Non-Employee Director as described in Section 5 (b) above, shall be immediately exercisable. Each Annual Grant to a Non-Employee Director will become exercisable beginning one (1) year from the date of the annual meeting of stockholders after which date the options were granted.

     (d)  Other Terms and Conditions.  Options granted under the Plan shall be
          --------------------------
evidenced by an Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Option Agreement, be subject to the following terms and conditions:

          (1) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable when the Optionee purchases the underlying share of Stock or when the Option expires.

          (2) Options shall not be transferable by the Optionee except by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (3) Subject to any accelerated vesting, each Option shall vest and become exercisable by the Optionee in accordance with the vesting schedule established by the Committee and set forth in the Option Agreement.

          (4) Each Option Agreement covering Incentive Stock Options shall contain a provision requiring the Optionee to notify the Company in writing immediately after the Optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of any such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date of grant of the Incentive Stock Option or (b) one year after the date the Optionee acquired the Stock by exercising the Incentive Stock Option.

          (5) Each Option Agreement may contain such other provisions (whether or not applicable to an Option granted to any other Optionee) as the Committee determines appropriate including, without limitation, provisions to assist the Optionee in financing the purchase of Stock upon the exercise of Options which are consistent with applicable state and federal law, provisions for the forfeiture of shares of Stock or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Optionee elects to dispose of such shares or employment with the Company and its Subsidiaries terminates, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Option Agreement.

     (e) Anything to the contrary in this Section 7, if an Incentive Stock Option is granted to an Optionee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, its parent or a subsidiary (as provided in Section 422(b) of the Code), the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f)  $100,000 Per Year Limitation for Incentive Stock Options. To the
          --------------------------------------------------------
extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the portion of the Options with respect to which such excess arises shall be treated as a Nonqualified Stock Options.

     (g)  Voluntary Surrender. The Committee may permit the voluntary surrender
          -------------------
of any Nonqualified Stock Option to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.   Termination of Employment or Service

     (a) Termination of Employment.  Except as otherwise determined by the
         -------------------------
Committee and set forth in an Option Agreement, the following provisions will apply to all Options granted

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

to Optionees who are either employers or employees who also serve on the Board. Upon such an Optionee's (other than a Non-Employee Director) termination of employment with the Company or a Subsidiary:

          (1) If prior to the end of the Option Period the Optionee shall undergo a Normal Termination, all unvested Options then held by such Optionee shall expire on the date of Normal Termination and all vested Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is three (3) months after the date of such Normal Termination. All vesting with respect to Options shall cease on the date of Normal Termination and all Options which are vested as of such date shall remain exercisable by the Optionee until their expiration as provided above.

          (2) If the Optionee dies prior to the end of the Option Period and while still in the employ or service of the Company or a Subsidiary or within three (3) months following a Normal Termination, all unvested Options then held by such Optionee shall expire on the date of death and all vested Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is one (1) year after the date of death of the Optionee. All vesting with respect to Options shall cease on the earlier of the date of Normal Termination or the date of death and all such Options which are vested as of such date shall remain exercisable by the beneficiary chosen by the Optionee pursuant to Section 10(e) or, if none has been chosen, by the person or persons to whom the Optionee's rights under the Options pass by will or the applicable laws of descent and distribution until their expiration as provided above.

          (3) If an Optionee voluntarily ceases employment or service with the Company or a Subsidiary under circumstances where the Company or the Subsidiary could terminate the Optionee's employment or service for Cause or the Company or a Subsidiary terminates Optionee's employment or service for Cause, all Options then held by such Optionee, whether vested or unvested, shall expire immediately upon such cessation of employment or service.

          (4) If an Optionee voluntarily ceases employment or service with the Company or a Subsidiary other than as provided in other provisions of Section 8, all unvested Options then held by such Optionee shall expire on the date of cessation of employment or service and all vested Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is three (3) months after the date of such cessation.

     (b)  Termination of Non-Employee Director's Service. Subject to Section
          ----------------------------------------------
5(b), upon the termination of the service of a Non-Employee Director, his or her rights to exercise an option then held shall be only as follows:

               (1) Death. Upon the death of a Non-Employee Director while in service as a Non-Employee Director of Company, the Non-Employee Director's rights will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months next succeeding the date of death. The number of shares exercisable by the estate or beneficiary will be the total number of unexercised shares under the Non-Employee Director's option on the date of his or her death. If a Non-Employee Director should die within three (3) months of his or her termination of service as a Non-Employee Director with Company, an option will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such option was exercisable as of the date of such termination. A Non-Employee Director's estate shall mean his or her legal representative or other person who so acquires the right to exercise the option.

               (2) Normal Termination. Upon Normal Termination of a Non-Employee Director, the Non-Employee Director's rights to any non-qualified stock options vested on the date of termination may be exercised for a period of twelve (12) months after such Normal Termination.

               (3) Other Reasons. Upon termination of a Non-Employee Director's service as a Non-Employee Director for any reason other than those stated above, the Non-Employee Director may, within ninety (90) days following such termination exercise the option to the extent such option was exercisable on the date of termination.

9.   Stock Grants.

     The Committee may, in its sole discretion, make grants of Stock to Eligible Persons, including to Non-Employee Directors, whether or not in lieu of cash compensation for their services as members of the Board. Such grants shall be on such terms as determined by the Committee, but shall be valued at Fair Market Value. Grants of Stock under this Section 9 shall be in such amounts and have such terms as the Committee deems appropriate at the time of grant. All the terms, conditions, limitations, restrictions, and procedures herein applicable to Options, which are intended to ensure compliance with Section 162(m) of the Code, apply to Stock grants under this Section 9, and for purposes of Section 162(m) to the extent applicable thereunder, stock grants shall be aggregated with Options, including the limitation on Options in Section 5(a).

10.  General

     (a)  Privileges of Stock Ownership.  Except as otherwise specifically
          -----------------------------
provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

     (b)  Government and Other Regulations.  The obligation of the Company to
          --------------------------------
deliver shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (c)  Tax Withholding.  Notwithstanding any other provision of the Plan, the
          ---------------
Company or a Subsidiary, as appropriate, shall have the right to deduct from the number of shares of Stock issued upon the exercise of Options such number of shares of Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Options. In the alternative, at the sole discretion of the Committee, an Optionee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or a Subsidiary, as appropriate, is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Optionee elects to make payment in such manner. In furtherance of the foregoing, the Company may require that (i) shares of Stock surrendered have been owned by the Optionee for at least six months prior to the exercise or (ii) the Optionee, attesting in writing to the Company ownership of shares of Stock having a Fair Market Value at the time of attestation equal to such additional withholding obligations and allowing the Company to withhold from the shares such Optionee would otherwise receive an equal number of shares of Stock.

     (d)  Claim to Options,  and Employment Rights.  No employee or other person
          ----------------------------------------
shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Optionee any right to be retained in the employ or service of the Company or any Subsidiary. The grant of an Option does not imply that the Company or any Subsidiary does not anticipate either a general reduction in force or the termination of the employment, directorship or consulting position of an Optionee.

     The grant of a Stock Option does not create a fiduciary relationship between the Optionee and the Company or any other person or entitle the Optionee to require the Company or any other person to provide any information except as required by applicable securities or employee benefits statutes and rules and regulations issued thereunder. An Optionee shall have no rights as a Stockholder with respect to any shares of Common Stock subject to an Option.

     (e)  Designation and Change of Beneficiary.  Each Optionee may file with
          -------------------------------------
the Committee a written designation of one or more persons as the beneficiary who shall be entitled to exercise the rights with respect to an Option granted under the Plan upon the Optionee's death. An Optionee may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however,
                                                            --------  -------
that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Optionee's death, and in no event shall it be effective as of a date prior to such receipt.

     (f)  Payments to Persons Other Than Optionees.  If the Committee shall find
          ----------------------------------------
that any person entitled to exercise an Option granted under the Plan is unable to care for his affairs because of illness or accident, or is a minor, then the delivery of shares of Stock due to such person or his estate upon such exercise (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be made to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery. Any such delivery shall be a complete discharge of the liability of the Committee and the Company therefor.

     (g)  Time of Exercise.  Unless an earlier time is determined by the
          ----------------
Committee, all exercises of Options during or within ten (10) days after the end of employment or service, may be processed by the Company five (5) days after notice of exercise is given by the Optionee. If prior to the processing of any Option exercise the Company determines that it had as of the time of the end of employment or service or has as of the time of processing grounds to terminate the Option under Section 8(c), the Option may be canceled without exercise.

     (h)  No Liability of Company or Committee Members.  No member of the
          --------------------------------------------
Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board
                                --------  -------
shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The Company, Subsidiaries, the Board and the Committee (including any additional committee) shall have no liability to the Optionee, or the Optionee's estate or transferee if: (i) an Option intended to be an Incentive Stock Option does not at any time qualify as an incentive stock option under the Code; (ii) an Option grant or exercise, or the subsequent sale of securities received on such exercise, does not qualify as exempt from the application of Section 16(b) of the Exchange Act; or (iii) an Option grant or exercise, or the subsequent sale of securities received on such exercise, is subject to Section 162(m) or 280G of the Code; in each case even if the Optionee, estate to transferee was informed it would qualify or not be so subject.

     (i) Governing Law.  The Plan shall be governed by and construed in
         -------------
accordance with the internal laws of the State of Delaware applicable to contracts made and performed within such state, without regard to the principles of conflicts of law thereof, except as such laws may be supplanted by the federal laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant Delaware law.

     (j) Reliance on Reports.  Each member of the Committee and each member of
         -------------------
the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (k) Relationship to Other Benefits.  No payment under the Plan shall be
         ------------------------------
taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

     (l) Expenses.  The expenses of administering the Plan shall be borne by the
         --------
Company.

     (m) Pronouns.  Masculine pronouns and other words of masculine gender shall
         --------
refer to both men and women.

     (n) Titles and Headings.  The titles and headings of the sections in the
         -------------------
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

11.  Changes in Capital Structure

     Options granted under the Plan and any agreements evidencing such Options shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number of shares, the exercise price, the price or kind of a share of Stock or other consideration subject to such Options (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends paid in securities of the Company, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Option, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionees in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, upon any such event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Options during any year, if applicable, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. With respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Options under Section 162(m) of the Code. The Company shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of any of the following:

     (1) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by Stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

     (2) All or substantially all of the assets of the Company are acquired by another person; or

     (3)  The reorganization or liquidation of the Company;

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, immediately prior to and subject to the consummation of such event cancel any particular or all outstanding Options (vested or unvested) and pay to the Optionees thereof, in cash, the value of such Options vested as of such cancellation (taking into account any acceleration of vesting as a result of such event) based upon the price per share of Stock received or to be received by other Stockholders of the Company in the event, less the exercise price. The terms of this Section 10 may be varied by the Committee in any particular Option Agreement.

12.  Change in Control

     (a) Except to the extent reflected in a particular Option Agreement, in the event of a "Change in Control" (as defined below), notwithstanding any vesting schedule with respect to any Options, all then unexercised and unexpired Options which would otherwise be vested and exercisable within twelve (12) months after the Change in Control, assuming a continuation of employment or service had occurred, shall become immediately vested and exercisable.

     (b) For purposes of the Plan, Change in Control shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular Option, the particular Option Agreement states otherwise, be deemed to occur if:

          (1) Any person, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, by way of merger, consolidation or other business combination, or otherwise, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of the capital stock of the Company entitled to more than 50% of the aggregate votes represented by the capital stock of all classes of common stock of the

               Company entitled to vote generally in the election of directors ("Outstanding Voting Securities"); provided, however, that the
                                                  --------  -------
               following acquisitions will not constitute a Change in Control:
               (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (ii) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of clause (3) of this definition are satisfied;

          (2) Individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's Stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, will be considered as though such individual were a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14 a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "Proxy Contest"), included by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3) The occurrence of a reorganization, merger or consolidation involving the Company or in which securities of the Company are issued, in each case, unless, following such reorganization,
                                     ------
               merger or consolidation, (A) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Voting Securities, and (B) at least a majority of the members of either, (x) the board of directors of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") if 50% or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not beneficially owned, directly or indirectly, by another corporation (a "Parent Corporation"), or, (y) the board of directors of the Parent Corporation, if 50% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities is beneficially owned, directly or indirectly, by a Parent Corporation, were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (4) Approval by the Stockholders of the Company of (A) a complete liquidation or dissolution of the Company, as applicable, or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect
                                      ----- ----
               respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their ownership immediately prior to such sale or other disposition, of the Outstanding Voting Securities, and (2) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided, however, that no transaction resulting in the disposition of one or more subsidiaries or other business units of the Company will be treated as substantially all of the assets of the Company unless the assets so disposed of comprise more than 70% of all assets of the Company measured by fair market value

13.  Nonexclusivity of the Plan

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

14.  Amendments and Termination

     The Board may at any time terminate the Plan. With the express written consent of an individual Optionee, the Board or the Committee may cancel or reduce or otherwise alter outstanding Options. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for Options granted pursuant to the Plan to be exempt from the application of Section 162(m) of the Code or for Options which are Incentive Stock Options to continue to meet the requirements of Section 422 of the Code, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company.

15.  Effect of Section 162(m) of the Code

     The Plan, and all Options issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a publicly held corporation to named executives in excess of $1 million per year. One of the requirements for such exemption is that the Plan be approved by the stockholders of the Company. To the extent that the Committee determines as of the date of grant of an Option that (i) the Option is intended to comply with
Section 162(m) of the Code and (ii) the exemption described above is not available with respect to such Option because the stockholders have not approved the Plan, such Option shall not be effective until such stockholder approval required under Section 162(m) of the Code has been obtained.

Options may be granted prior to the date of such stockholder approval made subject to stockholder approval. In such event and prior to such grant, the Committee shall consult with the Company's accountants as to the accounting implications thereof and, if Incentive Stock Options are to be granted, the Company's legal counsel as to the requirements for such grants.

                       *         *         *


As adopted by the Board of Directors of
Intek Information, Inc. as of
January 14, 2000



By: /S/ KRIS DANIELSON
   --------------------------------
    Assistant Secretary